                                  AMENDMENT NO. 1
                                         TO
                                LIQUIDITY AGREEMENT

          This Amendment No. 1 (the "Amendment") is dated as April 21, 1999 among INTERNATIONAL SECURITIZATION CORPORATION, a bankruptcy-remote Delaware corporation ("ISC"), the Liquidity Banks from time to time party hereto, and THE FIRST NATIONAL BANK OF CHICAGO, as Liquidity Agent.

                                     WITNESSETH:

          WHEREAS, ISC, the Liquidity Banks and the Liquidity Agent are parties to that certain Liquidity Agreement dated as of April 24, 1998 (as amended from time to time, the "Agreement"); and

          WHEREAS, ISC, the Liquidity Banks and the Liquidity Agent desire to amend the Agreement in certain respects more fully described hereinafter;

          NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreement.

          2.   AMENDMENTS TO THE AGREEMENT.

          2.1. The definition of "Certificate" in Section 1.2 of the Agreement is amended by replacing the amount "$500,000,000" appearing therein with the amount "$600,000,000".

          2.2. The definition of "Fixed Expiry Date" in Section 1.2 of the Agreement is amended by replacing the date "April 22, 1999" appearing therein with the date "April 20, 2000".

          2.3. Annex 1 to the Agreement is hereby amended to read as set forth on Annex 1 hereto, and the Commitment of each Liquidity Bank is hereby amended to read as set forth opposite such Liquidity Bank's name appearing on Annex 1 hereto.

          3. CONSENT TO ACTIONS BY THE LIQUIDITY AGENT AND ISC. By signing below, each of the Liquidity Banks consents to the execution by the Liquidity Agent and ISC of that certain Amendment No. 1 to Face Amount Certificate Agreement dated as of the date hereof among 312 Certificate Company, International Securitization Corporation and The First National Bank of Chicago, as Agent (the "Certificate Agreement Amendment") and the other documents listed in Section 5 of the Certificate Agreement Amendment.

          4. EFFECTIVE DATE. This Amendment shall become effective as of the date above first written upon receipt by the Liquidity Agent of (i) counterparts of this Amendment duly executed by ISC and the Liquidity Banks and (ii) duly executed counterparts of the Certificate Agreement Amendment and the other documents listed in Section 5 of the Certificate Agreement Amendment.

          5. RATIFICATION. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

          6. REFERENCE TO AGREEMENT. From and after the effective date hereof, each reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

          7. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

          8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          IN WITNESS WIHEREOF, ISC, the Liquidity Banks and the Liquidity Agent have executed this Amendment as of the date first above written.

                                INTERNATIONAL SECURITIZATION
                                CORPORATION

                                By: /s/ Stephanie Wolf
                                   ----------------------------
                                Title: Authorized Signatory

                                THE FIRST NATIONAL BANK OF CHICAGO,
                                individually as a Liquidity Bank and as
                                Liquidity Agent

                                By: /s/ Stephanie Wolf
                                   ----------------------------
                                Title: First Vice President
                                      -------------------------

                                DEUTSCHE BANK AG, New York and/or Cayman
                                Islands Branches

                                By: /s/ Ruth Leung    /s/ John S. McGill
                                   ---------------------------------------
                                Title: Ruth Leung       John S. McGill
                                        Director            Director
                                      ------------------------------------

                                FIRSTAR BANK, NA

                                By: /s/ ILLEGIBLE
                                   ---------------------------------------
                                Title: SVP
                                      ------------------------------------

                                       ANNEX 1


          LIQUIDITY BANK                                   COMMITMENT
          --------------                                  ------------
          The First National Bank of Chicago              $360,000,000

          Deutsche Bank AG                                $115,000,000

          Firstar Bank, NA                                $ 25,000,000
          ----------------                                ------------

          Total                                           $500,000,000